UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02021

DWS Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

December 31, 2013

Annual Report

to Shareholders

DWS RREEF Real Estate

Securities Income Fund

Contents
3 Letter to Shareholders
4 Portfolio Management Review
9 Investment Portfolio
14 Statement of Assets and Liabilities
16 Statement of Operations
18 Statement of Changes in Net Assets
19 Financial Highlights
23 Notes to Financial Statements
36 Report of Independent Registered Public Accounting Firm
37 Information About Your Fund's Expenses
38 Tax Information
39 Advisory Agreement Board Considerations and Fee Evaluation
41 Board Members and Officers
47 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Dividends are not guaranteed. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund's ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. The fund may use derivatives, including as part of its covered call strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. In using a covered call strategy, the fund foregoes the opportunity to benefit from an increase in the price of the underlying security (but continues to bear the risk of a decline in the value) or in the case of an illiquid market, the fund may be unable to sell the underlying security until the option expires or is exercised. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Stocks may decline in value. See the prospectus fordetails.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Having recently joined Deutsche Asset & Wealth Management as president of the DWS funds and head of Fund Administration, I'd like to take this opportunity to introduce myself. I come with 20 years of experience in asset management and the mutual fund industry. My job is to work closely with your fund board to ensure optimal oversight of the DWS funds' management and operations. I look forward to serving in this role on your behalf.

As for the economy, experts seem to agree that both the U.S. and global economies are recovering. Interest rates, while destined to rise to a level more in line with historical "normal" at some point, will likely remain relatively low for the foreseeable future. The stock markets continue to demonstrate strength as housing rebounds, American manufacturing strengthens, the U.S. budget deficit improves and unemployment continues to move lower. However, uncertainty persists regarding the pace of the recovery, the eventual tapering of government bond purchases, the potential for further political gridlock around the fiscal impasse and lingering effects of the financial crisis. All this uncertainty may well contribute to volatility in both the bond and stock markets.

It may help to remember that market fluctuations are not unusual. However, significant market swings may also reflect behavior that is driven more by investor emotion than any fundamental factors relating to the securities in question. If volatility is making you nervous, it may be time to review your investments. A trusted financial advisor can help you determine if a strategy change is appropriate and identify risk management strategies that serve your specific goals and situation.

Best regards,
Brian Binder

President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Investment Strategy
Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in securities of real estate investment trusts (REITs) and real estate companies. The fund typically invests in common and preferred stocks of REITs and real estate companies. The fund primarily invests in securities of US issuers, but may also invest in securities of Canadian issuers. The fund may also write (sell) covered call options on its portfolio securities with the goal of generating additional income from premiums received in connection with the options.

For the abbreviated annual period from its September 20, 2013 inception through December 31, 2013, Class A shares of DWS RREEF Real Estate Securities Income Fund returned –3.42%. In comparison, the FTSE EPRA/NAREIT North America Index, returned –4.02% from the period of September 20, 2013 through December 31, 2013.

During the fund's abbreviated annual period ending December 31, 2013, the U.S. REIT market, as represented by the MSCI US REIT Index, underperformed the broader domestic equity market, as represented by the Standard & Poor's 500® (S&P 500) Index. Headlines out of Washington dominated the financial markets during October 2013, as positive corporate earnings and government economic releases were overshadowed by the ongoing fiscal stalemate in the United States. As many had feared, the federal government entered a partial shutdown on October 1, 2013 after Congress failed to pass a continuing resolution to fund the budget. The stalemate persisted until the Senate crafted a deal to end the shutdown and raise the nation's debt ceiling. Toward the end of the quarter, markets were cautious in the lead-up to the December 2013 meeting of the U.S. Federal Reserve Board (the Fed). However, the Fed's long-awaited tapering announcement in December 2013 proved to be a non-event for most investors, and the broad stock market finished the year sharply higher. Concerns regarding long-term U.S. unemployment remain, but core inflation continues to be modest. Within the REIT segment of the stock market, the lower-risk areas of health care and apartments trailed the more economically sensitive hotels sector, which outperformed based on improved economic growth.

Although the fund outperformed the benchmark during the period ended December 31, 2013, the fund's overall performance was somewhat limited as a result of unfavorable stock selection due to its income bias, as several lower-dividend-paying stocks were among the top performers for the fourth quarter of 2013. Sector positioning had a neutral effect on relative return. Stock selection was weakest within the office, retail and regional mall sectors, while selection in the specialty and hotel sectors was positive. The fund's allocation to preferred securities detracted from returns. From an allocation perspective, our underweight to the underperforming health care segment helped performance, while other sector positioning had a modest impact.

Positive Contributors to Fund Performance

The leading security-level contributors to relative return during the three-month period included underweight positions in the health care company HCP, Inc. Overweights within the hotel sector, including DiamondRock Hospitality Co. and Chesapeake Lodging Trust, were additive over the quarter.

Negative Contributors to Fund Performance

Individual detractors from performance included a lack of exposure to Host Hotels & Resorts, Inc.* and General Growth Properties, Inc.* In addition, the fund's overweight to higher-yielding stocks that underperformed detracted from relative return, including Camden Property Trust and Washington Real Estate Investment Trust.

* Not held in the portfolio as of December 31, 2013.

"We expect real estate fundamental factors to continue to improve, as supply remains in check and economic growth is sufficient to generate additional demand for commercial real estate."

Outlook and Positioning

At the end of December 2013, REITs were trading at a 7% discount to their net asset value based on our estimates. Jobless claims continued to decline in December, and we expect employment to steadily increase going forward. With improving economic conditions, we look for a slow rise in Treasury yields. In light of the increase in rates that took place in 2013, REIT prices have adjusted downward and have already "priced in" a Treasury rate above current levels. Amid interest rate volatility, there is a risk that REITs could continue to underperform in the coming months relative to the broader equity market. However, we expect real estate fundamental factors to improve, as supply remains in check and economic growth is sufficient to generate additional demand for commercial real estate. In terms of REIT sectors, we think that hotels will perform well in the near term. We also look for reasonable growth — in line with long-term trends — from the health care and regional mall sectors.

Ten Largest Equity Holdings at December 31, 2013 (38.0% of Net Assets)
1. Simon Property Group, Inc. Owner and operator of regional shopping malls	7.9%
2. Ventas, Inc. Owns and leases long-term health care facilities	4.7%
3. Equity Residential Operator of multifamily properties	3.6%
4. Public Storage Owner and operator of personal and business mini-warehouses	3.4%
5. Retail Properties of America, Inc. Manages, develops and acquires real estate properties	3.3%
6. DuPont Fabros Technology, Inc. Owner, developer, operator and manager of wholesale data centers	3.2%
7. Camden Property Trust Owner and manager of multifamily residential apartment communities	3.1%
8. Health Care REIT, Inc. Owns and finances the development of nursing homes and retirement centers	3.1%
9. Boston Properties, Inc. Developer of commercial and industrial real estate	2.9%
10. Vornado Realty Trust Owner and manager of investments in community shopping centers	2.8%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 9. A quarterly Fact Sheet is available on dws-investments.com or upon request. Please see the Account Management Resources section on page 47 for contact information.

Portfolio Management Team

John F. Robertson, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1997; previously was an Assistant Vice President of Lincoln Investment Management responsible for REIT research.

— Head of Real Estate & Infrastructure Securities for Deutsche Asset & Wealth Management with over 24 years of investment industry experience.

— BA, Wabash College; MBA, Indiana University.

John W. Vojticek, Managing Director

Portfolio Manager of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004 and Managing Director of RREEF from 1996–March 2004, and Deutsche Asset Management from 2002–March 2004.

— Chief Investment Officer of Real Estate & Infrastructure Securities for Deutsche Asset & Wealth Management with over 17 years of investment industry experience.

— BS, University of Southern California.

Joseph D. Fisher, CFA, Director

Portfolio Manager of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2004; previously served in the Real Estate Equity Investment Management Group at Principal Real Estate Investors.

— Over 10 years of investment industry experience.

— BBA, The University of Iowa; MBA, Kellogg School of Management, Northwestern University.

David W. Zonavetch, CPA, Director

Portfolio Manager of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1998; previously worked as Senior Accountant in Corporate Finance; and as an Analyst at Cendant Mobility.

— Over 17 years of investment industry experience.

— BS, University of Illinois at Urbana-Champaign.

Hans-Joachim Weber, Assistant Vice President

Portfolio Manager of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2007.

— Co-Portfolio Manager of DWS Dividende Direkt 2014 and DWS Dividende Deutschland Direkt 2014 since 2010; Co-Portfolio Manager of DWS Dividende Emerging Markets Direkt 2015, DWS Dividende USA Direkt 2014, and DWS Invest Top Dividende Premium since 2011; and Co-Portfolio Manager of DWS Diskont Basket since 2013; Specialist for equity derivative strategies for the DWS Equity platform in 2009 and Analyst for the food retail sector in 2009 and 2008.

— Over 7 years of investment industry experience.

— BA, Fachhochschule Ludwigshafen; Bankkaufmann Sparkasse Starkenburg.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The FTSE EPRA/NAREIT North America Index tracks the performance of companies engaged in the ownership and development of the North American real estate market.

The S&P 500 Index tracks the performance of 500 leading U.S. stocks and is widely considered representative of the U.S. equity market.

The MSCI U.S. REIT Index tracks the performance of equity REITs.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Investment Portfolio as of December 31, 2013
	Shares	Value ($)

Common Stocks 93.3%
Real Estate Investment Trust ("REITs") 93.3%
Real Estate
Apartments 17.5%
American Campus Communities, Inc.	4,920	158,473
AvalonBay Communities, Inc.	1,490	176,163
BRE Properties, Inc.	1,260	68,935
Camden Property Trust	5,810	330,473
Canadian Apartment Properties REIT	5,000	100,023
Dundee Real Estate Investment Trust "A"	7,360	199,685
Education Realty Trust, Inc.	11,010	97,108
Equity Residential	7,190	372,945
Home Properties, Inc.	3,680	197,322
Mid-America Apartment Communities, Inc.	2,245	136,361
		1,837,488
Diversified 12.8%
Digital Realty Trust, Inc. (a)	3,160	155,219
Duke Realty Corp.	15,990	240,490
DuPont Fabros Technology, Inc.	8,170	201,881
H&R Real Estate Investment Trust (Units)	7,630	153,713
Liberty Property Trust	5,800	196,446
Retail Properties of America, Inc. "A"	12,090	153,785
Washington Real Estate Investment Trust	10,460	244,345
		1,345,879
Health Care 12.6%
Chartwell Retirement Residences	7,380	69,406
HCP, Inc.	2,670	96,974
Health Care REIT, Inc.	6,080	325,706
Healthcare Realty Trust, Inc.	6,920	147,465
Senior Housing Properties Trust	8,760	194,735
Ventas, Inc.	8,550	489,744
		1,324,030
Hotels 6.3%
Chesapeake Lodging Trust	11,220	283,754
DiamondRock Hospitality Co.	10,070	116,308
LaSalle Hotel Properties	3,770	116,342
RLJ Lodging Trust	6,050	147,136
		663,540
Industrial 3.7%
DCT Industrial Trust, Inc.	26,260	187,234
Prologis, Inc.	5,300	195,835
		383,069
Office 8.0%
Boston Properties, Inc.	3,000	301,110
Douglas Emmett, Inc.	6,210	144,631
Piedmont Office Realty Trust, Inc. "A"	5,940	98,129
Vornado Realty Trust	3,300	293,007
		836,877
Regional Malls 13.7%
CBL & Associates Properties, Inc.	9,230	165,771
Simon Property Group, Inc.	5,480	833,837
Taubman Centers, Inc.	3,060	195,595
The Macerich Co.	3,990	234,971
		1,430,174
Shopping Centers 7.6%
Federal Realty Investment Trust	1,460	148,059
Inland Real Estate Corp.	4,680	49,234
Regency Centers Corp.	5,090	235,667
RioCan Real Estate Investment Trust	9,140	213,130
Weingarten Realty Investors	5,320	145,874
		791,964
Specialty Services 5.3%
National Retail Properties, Inc.	4,680	141,944
Realty Income Corp. (a)	2,890	107,884
Select Income REIT	5,570	148,942
Spirit Realty Capital, Inc.	15,660	153,938
		552,708
Storage 5.8%
Extra Space Storage, Inc.	6,070	255,729
Public Storage	2,350	353,723
		609,452
Total Common Stocks (Cost $10,252,425)		9,775,181

Preferred Stocks 5.1%
Real Estate Investment Trust ("REITs") 3.1%
DuPont Fabros Technology, Inc. "A"	5,450	130,473
Retail Properties of America, Inc. "A"	9,160	193,276
		323,749
Hotels 0.8%
Strategic Hotels & Resorts, Inc., "A"	3,470	83,210
Industrial 1.2%
STAG Industrial, Inc. "A"	4,710	124,815
Total Preferred Stocks (Cost $550,304)		531,774

	Contract Amount	Value ($)

Call Options Purchased 0.0%
AvalonBay Communities, Inc., Expiration Date 1/18/2014, Strike Price $140 (Cost $34)	2	20

	Shares	Value ($)

Securities Lending Collateral 1.8%
Daily Asset Fund Institutional, 0.08% (b) (c) (Cost $182,113)	182,113	182,113

Cash Equivalents 1.4%
Central Cash Management Fund, 0.05% (b) (Cost $148,576)	148,576	148,576

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $11,133,452)†	101.6	10,637,664
Other Assets and Liabilities, Net	(1.6)	(162,745)
Net Assets	100.0	10,474,919

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

† The cost for federal income tax purposes was $11,172,218. At December 31, 2013, net unrealized depreciation for all securities based on tax cost was $534,554. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $64,104 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $598,658.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2013 amounted to $178,735, which is 1.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

At December 31, 2013, open written options on equity securities were as follows:
	Contracts		Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (d)
Exchange-traded Call Options AvalonBay Communities, Inc.	6		1/18/2014	125.00	617	(180)
Boston Properties, Inc.	14		1/18/2014	105.00	1,019	(525)
BRE Properties, Inc.	12		1/18/2014	55.00	818	(1,620)
CBL & Associates Properties Inc.	20		1/18/2014	20.00	555	(200)
Chesapeake Lodging Trust	10		1/18/2014	25.00	228	(625)
Dupont Fabros Technology Inc.	24		1/18/2014	25.00	906	(840)
Federal Realty Investment Trust	6		1/18/2014	110.00	467	(180)
Public Storage	10		1/18/2014	160.00	628	(125)
Simon Property Group, Inc.	16		1/18/2014	160.00	1,631	(192)
The Macerich Co.	6		1/18/2014	60.00	347	(225)
Vornado Realty Trust	3		1/18/2014	94.00	218	(30)
Vornado Realty Trust	9		1/18/2014	95.00	475	(90)
Total Exchange-traded Call Options					7,909	(4,832)
Over-the-counter Call Options Chesapeake Lodging Trust	2,500	1	1/17/2014	24.00	850	(3,463)
Diamondrock Hospitality Co.	3,000	2	1/17/2014	11.80	551	(486)
Education Realty Trust Inc.	5,000	1	1/17/2014	9.05	375	(209)
Equity Residential	3,000	3	1/17/2014	54.00	1,237	(715)
Extra Space Storage, Inc.	2,000	1	1/17/2014	43.75	714	(781)
HCP, Inc.	1,000	2	1/17/2014	37.50	360	(278)
Healthcare Realty Trust Inc.	2,000	2	1/17/2014	24.00	502	(6)
Home Properties Inc.	1,500	1	1/17/2014	56.25	616	(261)
LaSalle Hotel Properties	1,500	1	1/17/2014	32.50	585	(259)
Prologis, Inc.	2,000	2	1/17/2014	41.00	938	(21)
Select Income REIT	1,000	1	1/17/2014	28.60	252	(21)
Spirit Realty Capital Inc.	5,000	1	1/17/2014	10.75	500	(1)
Ventas Inc.	2,000	1	1/17/2014	68.00	1,300	(2)
Washington Real Estate Investment Trust	3,000	2	1/17/2014	23.50	921	(1,337)
Total Over-the-counter Call Options					9,701	(7,840)
Total					17,610	(12,672)

(d) Unrealized appreciation on written options on equity securities at December 31, 2013 was $4,938, net of premiums received.

Counterparties:

1 UBS AG

2 Morgan Stanley

3 Bank of America Merrill Lynch

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (e)	$9,775,181	$—	$—	$9,775,181
Preferred Stocks (e)	531,774	—	—	531,774
Short-Term Investments (e)	330,689	—	—	330,689
Derivatives (f)
Purchased Options	20	—	—	20
Total	$10,637,664	$—	$—	$10,637,664
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (f)
Written Options	$(4,832)	$—	$(7,840)	$(12,672)
Total	$(4,832)	$—	$(7,840)	$(12,672)

There have been no transfers between fair value measurement levels during the period ended December 31, 2013.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include value of options purchased and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $10,802,763) — including $178,735 of securities loaned	$10,306,975
Investment in Daily Assets Fund Institutional (cost $182,113)*	182,113
Investment in Central Cash Management Fund (cost $148,576)	148,576
Total investments in securities, at value (cost $11,133,452)	10,637,664
Cash	10,000
Foreign currency, at value (cost $2,619)	2,622
Receivable for investments sold	4,787
Receivable for Fund shares sold	74,901
Dividends receivable	47,998
Interest receivable	130
Due from Advisor	44,211
Deferred offering costs	88,460
Other assets	841
Total assets	10,911,614
Liabilities
Payable upon return of securities loaned	182,113
Payable for investments purchased	174,713
Options written, at value (premium received $17,610)	12,672
Accrued Trustees' fees	155
Other accrued expenses and payables	67,042
Total liabilities	436,695
Net assets, at value	$10,474,919
Net Assets Consist of
Undistributed net investment income	11,982
Net unrealized appreciation (depreciation) on: Investments	(495,788)
Foreign currency	(3)
Written options	4,938
Accumulated net realized gain (loss)	(7,142)
Paid-in capital	10,960,932
Net assets, at value	$10,474,919

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2013 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($265,287 ÷ 27,745 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.56
Maximum offering price per share (100 ÷ 94.25 of $9.56)	$10.14
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($231,671 ÷ 24,215 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.57
Class S Net Asset Value, offering and redemption price(a) per share ($416,615 ÷ 43,541 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.57
Institutional Class Net Asset Value, offering and redemption price(a) per share ($9,561,346 ÷ 999,809 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.56

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the period from September 23, 2013 (commencement of operations) to December 31, 2013
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,146)	$121,359
Income distributions — Central Cash Management Fund	64
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	156
Total income	121,579
Expenses: Management fee	18,482
Administration fee	2,843
Services to shareholders	1,540
Distribution and service fees	395
Custodian fee	8,244
Audit fee	47,000
Legal fees	5,839
Reports to shareholders	13,408
Registration fees	990
Trustees' fees and expenses	159
Amortization of offering costs	33,381
Organization costs	20,685
Other	652
Total expenses before expense reductions	153,618
Expense reductions	(120,407)
Total expenses after expense reductions	33,211
Net investment income	88,368
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(20,172)
Capital gain dividends received	19,536
Written options	27,616
Foreign currency	903
27,883
Change in net unrealized appreciation (depreciation) on: Investments	(495,788)
Written options	4,938
Foreign currency	(3)
(490,853)
Net gain (loss)	(462,970)
Net increase (decrease) in net assets resulting from operations	$(374,602)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended December 31, 2013*
Operations: Net investment income	$88,368
Operations: Net investment income	$88,368
Net realized gain (loss)	27,883
Change in net unrealized appreciation (depreciation)	(490,853)
Net increase (decrease) in net assets resulting from operations	(374,602)
Distributions to shareholders from: Net investment income: Class A	(1,982)
Class C	(1,429)
Class S	(3,975)
Institutional Class	(101,569)
Net realized gain: Class A	(47)
Class C	(43)
Class S	(91)
Institutional Class	(2,275)
Total distributions	(111,411)
Fund share transactions: Proceeds from shares sold	1,539,455
Reinvestment of distributions	110,305
Payments for shares redeemed	(688,828)
Net increase (decrease) in net assets from Fund share transactions	960,932
Increase (decrease) in net assets	474,919
Net assets at beginning of period (initial capital)	10,000,000
Net assets at end of period (including undistributed net investment income of $11,982)	$10,474,919

* For the period from September 23, 2013 (commencement of operations) to December 31, 2013.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A	Period Ended 12/31/13a
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations: Net investment incomeb	.10
Net realized and unrealized gain (loss)	(.44)
Total from investment operations	(.34)
Less distributions from: Net investment income	(.10)
Net realized gains	(.00	)***
Total distributions	(.10)
Net asset value, end of period	$9.56
Total Return (%)c,d	(3.42	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	265
Ratio of expenses before expense reductions (%)	6.16	*
Ratio of expenses after expense reductions (%)	1.40	*
Ratio of net investment income (%)	3.85	*
Portfolio turnover rate (%)	15	**
a For the period from September 23, 2013 (commencement of operations) to December 31, 2013.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C	Period Ended 12/31/13a
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations: Net investment incomeb	.07
Net realized and unrealized gain (loss)	(.42)
Total from investment operations	(.35)
Less distributions from: Net investment income	(.08)
Net realized gains	(.00	)***
Total distributions	(.08)
Net asset value, end of period	$9.57
Total Return (%)c,d	(3.52	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	232
Ratio of expenses before expense reductions (%)	6.77	*
Ratio of expenses after expense reductions (%)	2.15	*
Ratio of net investment income (%)	2.55	*
Portfolio turnover rate (%)	15	**
a For the period from September 23, 2013 (commencement of operations) to December 31, 2013.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S	Period Ended 12/31/13a
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations: Net investment incomeb	.07
Net realized and unrealized gain (loss)	(.40)
Total from investment operations	(.33)
Less distributions from: Net investment income	(.10)
Net realized gains	(.00	)***
Total distributions	(.10)
Net asset value, end of period	$9.57
Total Return (%)c	(3.28	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	417
Ratio of expenses before expense reductions (%)	5.97	*
Ratio of expenses after expense reductions (%)	1.25	*
Ratio of net investment income (%)	2.62	*
Portfolio turnover rate (%)	15	**
a For the period from September 23, 2013 (commencement of operations) to December 31, 2013.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class	Period Ended 12/31/13a
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations: Net investment incomeb	.08
Net realized and unrealized gain (loss)	(.42)
Total from investment operations	(.34)
Less distributions from: Net investment income	(.10)
Net realized gains	(.00	)***
Total distributions	(.10)
Net asset value, end of period	$9.56
Total Return (%)c	(3.35	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10
Ratio of expenses before expense reductions (%)	5.35	*
Ratio of expenses after expense reductions (%)	1.15	*
Ratio of net investment income (%)	3.13	*
Portfolio turnover rate (%)	15	**
a For the period from September 23, 2013 (commencement of operations) to December 31, 2013.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS RREEF Real Estate Securities Income Fund (the "Fund") is a non-diversified series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded, if available, and otherwise are being fair valued by a Pricing Committee approved pricing model. Over-the-counter written or purchased options are categorized as Level 3.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$11,323
Undistributed long-term capital gains	$19,217
Unrealized appreciation (depreciation) on investments	$(534,554)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
Period Ended December 31, 2013**
Distributions from ordinary income*	$111,411

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

** For the period from September 23, 2013 (commencement of operations) to December 31, 2013.

Offering and Organization Costs. Offering costs were paid in connection with the offering of shares of the Fund and are being amortized over one year. Organization costs were paid in connection with the organization of the Fund and were expensed on the first day of operations.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends received on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the period from September 23, 2013 (commencement of operations) to December 31, 2013, the Fund entered into written options on equity securities to generate additional income from premiums received and call spreads (the Fund selling a call option and buying a corresponding call option on the same security at a higher strike price) to preserve its ability to participate in any future appreciation of the underlying portfolio security.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of December 31, 2013 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the period from September 23, 2013 (commencement of operations) to December 31, 2013, the investment in written option contracts had a total value generally indicative of a range from approximately $7,000 to $13,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $500.

The following table summarizes the value of the Fund's derivative instruments held as of December 31, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Purchased Options
Equity Contracts (a)	$20
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Investments in securities, at value (includes purchased options)

Liability Derivatives	Written Options
Equity Contracts (a)	$(12,672)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Written options, at value

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the period from September 23, 2013 (commencement of operations) to December 31, 2013, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Total
Equity Contracts (a)	$(474)	$27,616	$27,142
Each of the above derivatives is located in the following Statement of Operations accounts: (a) Net realized gain (loss) from investments (includes purchased options) and written options

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Total
Equity Contracts (a)	$(14)	$4,938	$4,924
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options) and written options

As of December 31, 2013, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Exchange-traded Option (b)	$20	$—	$—	$20
	$20	$—	$—	$20
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities (a)	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Merrill Lynch	$715	$—	$—	$715
Morgan Stanley	2,128	—	—	2,128
UBS AG	4,997	—	—	4,997
Exchange-traded Options (b)	$4,832	$—	$—	$4,832
	$12,672	$—	$—	$12,672

(a) Purchased options and written options are netted.

(b) Includes financial instruments which are not subject to a master netting arrangement, or another similar arrangement.

C. Purchases and Sales of Securities

During the period from September 23, 2013 (commencement of operations) to December 31, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $12,308,513 and $1,474,903, respectively.

For the period from September 23, 2013 (commencement of operations) to December 31, 2013, transactions for written options on securities were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	—	$—
Options written	80,148	49,570
Options bought back	(7,131)	(12,835)
Options expired	(38,381)	(19,125)
Outstanding, end of period	34,636	$17,610

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

RREEF America L.L.C. ("RREEF"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. RREEF is responsible for decisions to buy and sell securities for the Fund and conducts the research that leads to the purchase and sale decisions. DIMA compensates RREEF out of its management fee.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the annual rate of 0.65%.

Effective September 23, 2013 (commencement of operations) through September 30, 2014, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.40%
Class C	2.15%
Class S	1.25%
Institutional Class	1.15%

Accordingly, for the period from September 23, 2013 (commencement of operations) to December 31, 2013, the fee pursuant to the Investment Management Agreement aggregated $18,482, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund's average daily net assets.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from September 23, 2013 (commencement of operations) to December 31, 2013, the Administration Fee was $2,843, all of which is waived.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the period from September 23, 2013 (commencement of operations) to December 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$111	$111
Class C	105	105
Class S	220	220
Institutional Class	172	172
	$608	$608

For the period from September 23, 2013 (commencement of operations) to December 31, 2013, the Advisor reimbursed $396 and $14 of sub-recordkeeping expenses for Class S shares and Institutional Class shares, respectively.

Additionally, for the period from September 23, 2013 (commencement of operations) to December 31, 2013, the Advisor reimbursed $97,982 of other expense for the Fund.

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from September 23, 2013 (commencement of operations) to December 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2013
Class C	$242	$242

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from September 23, 2013 (commencement of operations) to December 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at December 31, 2013	Annualized Effective Rate
Class A	$72	$52	$20	.07%
Class C	81	30	51	.16%
	$153	$82	$71

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from September 23, 2013 (commencement of operations) to December 31, 2013 aggregated $179.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. The Fund had no CDSC for the period from September 23, 2013 (commencement of operations) to December 31, 2013.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from September 23, 2013 (commencement of operations) to December 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $7,200, of which $6,628 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as lending agent for the Fund. For the period from September 23, 2013 through December 31, 2013, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $17.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Period Ended December 31, 2013*
	Shares	Dollars
Shares sold
Class A	23,057	$222,606
Class C	19,087	187,565
Class S	107,815	1,084,883
Institutional Class	4,419	44,401
		$1,539,455
Shares issued to shareholders in reinvestment of distributions
Class A	211	$2,029
Class C	128	1,228
Class S	334	3,204
Institutional Class	10,817	103,844
		$110,305
Shares redeemed
Class A	(523)	$(5,000)
Class S	(69,608)	(679,693)
Institutional Class	(427)	(4,135)
		$(688,828)
Net increase (decrease)
Class A	22,745	$219,635
Class C	19,215	188,793
Class S	38,541	408,394
Institutional Class	14,809	144,110
		$960,932
Initial capital
Class A	5,000	$50,000
Class C	5,000	50,000
Class S	5,000	50,000
Institutional Class	985,000	9,850,000
		$10,000,000

* For the period from September 23, 2013 (commencement of operations) to December 31, 2013.

F. Real Estate Concentration Risk

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting real estate securities, including REITs, will have a significant impact on the fund's performance. In particular, real estate companies can be affected by the risks associated with direct ownership of real estate, such as general or local economic conditions, increases in property taxes and operating expenses, liability or losses owing to environmental problems, falling rents (whether owing to poor demand, increased competition, overbuilding, or limitations on rents), zoning changes, rising interest rates, and losses from casualty or condemnation. In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk. Further, REITs are dependent upon management skills and may not be diversified.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At December 31, 2013, RREEF America L.L.C., the subadvisor, held approximately 93% of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and Shareholders of DWS RREEF Real Estate Securities Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF Real Estate Securities Income Fund (the "Fund") at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the period September 23, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Boston, Massachusetts February 26, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 23, 2013 to December 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2013 (Unaudited)
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/23/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$965.80	$964.80	$967.20	$966.50
Expenses Paid per $1,000**	$3.77	$5.79	$3.37	$3.10

* For the period from September 23, 2013 (commencement of operations) to December 31, 2013.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 100 (the number of days since September 23, 2013, the commencement of the class), then divided by 365.

Expenses and Value of a $1,000 Investment for the period ended December 31, 2013 (Unaudited)
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 7/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/13	$1,018.15	$1,014.37	$1,018.90	$1,019.41
Expenses Paid per $1,000***	$7.12	$10.92	$6.36	$5.85

*** Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2013) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS RREEF Real Estate Securities Income Fund	1.40%	2.15%	1.25%	1.15%

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $21,139 as capital gain dividends for its year ended December 31, 2013.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the DWS RREEF Real Estate Securities Income Fund's (the "Fund") initial investment management agreement with Deutsche Investment Management Americas Inc. ("DIMA") (the "Investment Management Agreement") and the related sub-advisory agreement between DIMA and RREEF America L.L.C. (the "Sub-Advisor"), an affiliate of DIMA (the "Sub-Advisory Agreement" and together with the Investment Management Agreement, the "Agreements"), in July 2013.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In July 2013, all of your Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees meet frequently to discuss fund matters. The Trustees met privately with their independent counsel to discuss the Agreements and other matters relating to the Fund. The Trustees were also advised by the DWS Funds' fee consultant in the course of their review of the Agreements and considered a report prepared by the fee consultant (the "Fee Consultant Report") in connection with their deliberations.

In determining to approve the Agreements, the Board considered factors that it believes relevant to the interests of the Fund, including:

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and the Sub-Advisor will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA will provide administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, and the organizational depth and stability of DIMA. Because the Fund had not yet commenced operations, no information relating to the Fund's past performance could be considered by the Board. The Board did consider DIMA's and the Sub-Advisor's experience with managing other similar funds. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services are expected to be satisfactory.

Fees and Expenses. The Board considered the Fund's proposed management fee rate and estimated operating expense ratio relative to other similar funds in a peer group selected by Lipper. The Board also considered the Fund's proposed management fee rate as compared to fees charged by DIMA and the Sub-Advisor for comparable mutual funds. With respect to the sub-advisory fee to be paid to the Sub-Advisor, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the expense limitations agreed to by DIMA with respect to the Fund help to ensure that the Fund's total operating expense ratio would be competitive relative to similar funds. On the basis of the information provided, including the Fee Consultant Report, the Board concluded that the management fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by the DIMA and the Sub-Advisor.

Profitability. Because the Fund had not yet commenced operations, no information regarding DIMA's costs and profits from providing investment management services to the Fund could be considered by the Board.

Economies of Scale. Given the uncertainty regarding the Fund's size and related operating costs, the Board deferred evaluation of the economies of scale to a future date. The Board observed that while the proposed investment management fee schedule does not include breakpoints, the Board would consider implementation of one or more breakpoints once the Fund reaches an efficient operating size.

Other Benefits to DIMA and Its Affiliates. The Board considered the character and amount of other incidental benefits to be received by DIMA and its affiliates, including fees to be received by DIMA for administrative services provided to the Fund and fees to be received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including that DIMA may allocate brokerage to pay for research services generated by parties other than the executing broker-dealer, along with the incidental public relations benefits to DIMA related to advertising and cross-selling opportunities among DIMA products and services. The Board concluded that the management fees were reasonable in light of these expected fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Agreements and concluded that the Agreements were in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003– present); Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, CardioNet, Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8,9 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the fund.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	REFAX	REFCX	REFSX	REFIX
CUSIP Number	23337G 811	23337G 795	23337G 779	23337G 787
Fund Number	1003	1303	2003	1403

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DRRESIF-2
(R-033649-1 2/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF REAL ESTATE SECURITIES INCOME FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$47,000	$0	$0	$0
2012	n/a	n/a	n/a	n/a

*Fund commenced operations on September 23, 2013.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$66,535	$0	$66,535
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Real Estate Securities Income Fund, a series of DWS Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	February 28, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 28, 2014